UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 7, 2015

 CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 806-1200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        On May 7, 2015, James R. Craigie, Chairman and Chief Executive Officer of Church & Dwight Co., Inc. (the “Company”), notified the Company’s Board of Directors (the “Board”) that he will retire as Chief Executive Officer, effective January 1, 2016.  Mr. Craigie will continue in his role as Chairman of the Board.

(c)        On May 7, 2015, the Company announced that Matthew T. Farrell, 58, was elected Chief Executive Officer of the Company, effective January 1, 2016.  Currently, Mr. Farrell serves as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company.  Mr. Farrell has served as the Company’s Executive Vice President Finance and Chief Financial Officer since May 2007, and as the Company’s Chief Operating Officer since November 2014.  From September 2006 through May 2007, he was the Company’s Vice President and Chief Financial Officer.  Mr. Farrell was Executive Vice President and Chief Financial Officer of Alpharma Inc. from April 2002 through August 2006.  From July 2000 through April 2002, he served as Vice President, Investor Relations & Communications at Ingersoll-Rand Ltd.  From November 1994 through June 2000, he held various senior financial positions at AlliedSignal, Inc.  Mr. Farrell currently serves as a member of the board of directors of Lydall, Inc., a supplier of engineered thermal, acoustical and filtration products.

Mr. Farrell has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 7.01.  Regulation FD Disclosure.

          On May 7, 2015, the Company issued a press regarding the matters set forth above. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

          The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Church & Dwight Co., Inc. press release dated May 7, 2015
     Announces Key Management Changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	May 7, 2015	By:	/s/ Patrick de Maynadier
		Name:	Patrick de Maynadier
		Title:	Executive Vice President, General Counsel and Secretary